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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: MARCH 3, 1997


                        RUTHERFORD-MORAN OIL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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             DELAWARE                          000-20849                            76-0499690
   (STATE OR OTHER JURISDICTION        (COMMISSION FILE NUMBER)        (I.R.S. EMPLOYER IDENTIFICATION NO.)
         OF INCORPORATION)
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       5 GREENWAY PLAZA, SUITE 220
              HOUSTON, TEXAS                                        77046
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)





       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 622-5555


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ITEM 2:  ACQUISITION OR DISPOSITION OF ASSETS

         On December 19, 1996, Rutherford-Moran Oil Corporation, a Delaware corporation (the "Company"), through its wholly owned subsidiary, Thai Romo Limited ("Thai Romo"), exercised its preferential right to purchase 46.34% of the outstanding shares of Maersk Oil (Thailand), Limited ("MOTL"), a wholly owned subsidiary of Maersk Olie og Gas AS of Copenhagen, Denmark ("Maersk"). MOTL is a former co-concessionaire in Block B8/32 located offshore Thailand owning a 31.67% interest. The purchase was consummated on March 3, 1997, with Thai Romo Holdings, Inc., a wholly owned subsidiary of the Company and Thai Romo's nominee under the Share Sales Agreement with Maersk, purchasing the shares for $28,617,313, which included $1,553,691 in satisfaction of outstanding debt.

         The purchase price was established in a Share Sale Agreement dated November 2, 1996, between Maersk and BG Egypt S.A. Pursuant to the Joint Operating Agreement among the co-concessionaires, Thai Romo had a preferential right to purchase the stock of MOTL on the terms and conditions agreed between Maersk and BG Egypt S.A.

         The remaining 53.66% of MOTL's stock was purchased by Pogo Producing Company through its wholly owned subsidiary, Thaipo Limited and by Palang Sophon Limited of Bangkok, Thailand. Thaipo Limited and Palang Sophon Limited are presently co-concessionaires with Thai Romo Limited. Thai Romo Limited's interest in the entire Block B8/32, outside of Tantawan field has now increased from 31.6% to 43.34%. Subsequent to the closing, MOTL was renamed B8/32 Partners, Ltd.

         The Company financed the purchase by utilizing $20,000,000 from a new bridge credit facility entered into with The Chase Manhattan Bank ("Chase"),
which term expires on June 30, 1997.   The remainder of the payment was
financed with borrowings under the Company's existing revolving credit facility with Chase. The bridge facility contains terms which are substantially identical to those in the Company's revolving credit facility.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)     Financial statements of business acquired.

                 Financial statements of Maersk Oil (Thailand) are not presented because all of the assets acquired through this transaction are nonproductive. Production of the oil and gas properties acquired is anticipated to commence in early 1999 after the development program is completed.

         (b)     Pro forma financial information.

                 Not presented.  Same reason as (a).





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         (c)     Exhibits.

         2.1 Share Sale Agreement dated January 13, 1997, by and between Thai Romo Limited and Maersk Olie og Gas AS.

         10.1 Credit Agreement dated February 25, 1997 by and between Rutherford-Moran Oil Corporation and The Chase Manhattan Bank.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        RUTHERFORD-MORAN OIL CORPORATION



Dated: March 3, 1997                    /s/ David F. Chavenson
                                        ----------------------------------
                                        Vice President and Chief Financial
                                        Officer and Treasurer





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                                 EXHIBIT INDEX


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            2.1  Share Sale Agreement dated January 13, 1997, by and between
                 Thai Romo Limited and Maersk Olie og Gas AS.

           10.1 Credit Agreement dated February 25, 1997 by and between Rutherford-Moran Oil Corporation and The Chase Manhattan Bank.
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